SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549





                                 Form 8-K

                              CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):   May 17, 1995


                    NORTHWESTERN PUBLIC SERVICE COMPANY
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


Delaware                         0-692            46-0172280
----------------------------     ------------     ------------------------
(State or other jurisdiction     (Commission      (IRS Employer
 of incorporation)                  File Number)  Identification No.)


33 Third St. SE
P O Box 1318
Huron, South Dakota                          57350-1318
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(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:    605-352-8411

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Item 5.   Other Events
     Northwestern Public Service Company, through its wholly-owned subsidiary Northwestern Growth Corporation (NGC), on May 17, 1995, entered into agreements to acquire Synergy Group Inc., a retail distributor of propane serving approximately 200,000 customers in the Northeast, Mid-

Atlantic, Southeast and South Central regions of the United States.  NGC has also entered into agreements with Empire Gas Corporation for the management of the properties acquired.



Item 7(c).     Exhibits

     Exhibit 99.  Copy of Press Release concerning Synergy Group Inc.

acquisition, dated May 17, 1995.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         NORTHWESTERN PUBLIC SERVICE COMPANY

                         By   /s/ Rogene A. Thaden
                              -----------------------------------
                              Rogene A. Thaden
                              Treasurer

                         By   /s/ Alan D. Dietrich
                              -----------------------------------
                              Alan D. Dietrich
                              Vice President - Corporate Services
                                 & Corporate Secretary

Date:     May 26, 1995

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